   As filed with the Securities and Exchange Commission on May 20, 1998

                                                   Registration No. 333-________

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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                 FORM S-8
                           REGISTRATION STATEMENT
                                  UNDER
                         THE SECURITIES ACT OF 1933

                     ----------------------------------

                         CITADEL TECHNOLOGY, INC.
           (Exact name of registrant as specified in its charter)

           DELAWARE                                        75-2432011
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

3811 TURTLE CREEK BLVD., SUITE 600
DALLAS, TEXAS                                                 75219
(Address of principal executive offices)                    (Zip Code)

                              STOCK OPTIONS
                        (Full title of the plans)

                     ----------------------------------

                            STEVEN B. SOLOMON
                         CHIEF EXECUTIVE OFFICER
                         CITADEL TECHNOLOGY, INC.
                     3811 TURTLE CREEK BLVD, SUITE 600
                           DALLAS, TEXAS  75219
                               (214) 520-9292
                    (Name, address and telephone number
                  including area code of agent for service)

                     ----------------------------------

                                 Copy to:
                            DAVID A. WOOD, ESQ.
                        WOOD, EXALL & BONNET, L.L.P.
                        12222 MERIT DRIVE, SUITE 880
                            DALLAS, TEXAS 75251

                        CALCULATION OF REGISTRATION FEE
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                                       PROPOSED        PROPOSED
  TITLE OF CLASS                       MAXIMUM         MAXIMUM
   OF SECURITIES          AMOUNT       OFFERING        AGGREGATE     AMOUNT OF
       TO BE              TO BE          PRICE         OFFERING    REGISTRATION
   REGISTERED           REGISTERED   PER SHARE(1)(2)  PRICE (1)(2)    FEE (2)
--------------------------------------------------------------------------------
Common Stock, $0.01
par value per share    265,625 Shares    $0.25         $66,406.25     $19.90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of calculating the registration fee.

(2) Calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended. Accordingly, the offering price per share and the aggregate offering price for the options are based upon the exercise price of such options.


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                                 PART I
           INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

The information specified by Item 1 and Item 2 of Part I of Form S-8 is omitted from this filing in accordance with provisions of Rule 428 under the Securities Act of 1933, as amended, and the introductory Note to Part I of Form S-8.

                                PART II

              INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The registrant hereby incorporates by reference in this registration statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

     (1) the registrant's Annual Report on Form 10-KSB filed with the Commission for the fiscal year ended February 28, 1997;

     (2) the registrant's Quarterly Reports on Form 10-QSB for the quarters ended May 31, 1997, August 31, 1997 and November 30, 1997, filed with the Commission and all other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the annual report referred to in (1) above; and

     (3) the description of the common stock, par value $0.01 per share, of the registrant (the "Common Stock") set forth in the Registration Statement on Form S-1 for Apollo Resources, Inc., filed with the Commission on November 1, 1988, and declared effective January 4, 1989, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment hereto that indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this registration statement, except as so modified or superseded.

ITEM 4.  DESCRIPTION OF SECURITIES.

Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Legal matters in connection with the Common Stock being offered hereunder have been passed upon for the registrant by Wood, Exall & Bonnet, L.L.P. David A. Wood, an officer of David Allen Wood, P.C., a partner in such law firm, holds exercisable options to acquire 200,000 shares of the Common Stock of the registrant.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The registrant's Certificate of Incorporation, as amended, and Bylaws provide that no director of the Registrant will be personally liable to the Registrant or any of its stockholders for monetary damages arising from the director's breach of fiduciary duty as a director, with certain limited exceptions.

     Pursuant to the provisions of Section 145 of the Delaware General Corporation Law, every Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, against any and all expenses, judgments, fines and amounts paid in settlement and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     The power to indemnify applies to actions brought by or in the right of the corporation, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication unless the court, in its discretion, believes that in the light of all the circumstances indemnification should apply.

     To the extent any of the persons referred to in the two immediately preceding paragraphs is successful in the defense of the actions referred to therein, such person is entitled, pursuant to Section 145, to indemnification as described above.

     In addition, the Registrant's Certificate of Incorporation and Bylaws provide for indemnification of officers and directors to the fullest extent permitted by the Delaware General Corporation Law.


ITEM 7.  EXEMPTIONS FROM REGISTRATION CLAIMED.

Not applicable.

ITEM 8.  EXHIBITS.

         Unless otherwise indicated below as being incorporated by reference to another filing of the Company, each of the following documents is filed as a part of this registration statement.

Exhibit   Description of Exhibit
-------   ----------------------
4.1       Certificate of Incorporation, as amended (incorporated by reference to
          Annual Report on Form 10-KSB for the fiscal year ended February 28,
          1997).

4.2* Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on February 27, 1998.

4.3 Bylaws (incorporated by reference to Registration Statement on Form S-1, File No. 33-25462, filed with the Commission on November 10, 1988).

4.4       Certificate of Designations of Series A Convertible Preferred
          Stock filed with the Delaware Secretary of State on July 16, 1996
          (incorporated by reference to Form 10-QSB for the quarter ended
          May 31, 1996).

4.5       Certificate of Designations of Series B Convertible Preferred
          Stock filed with the Delaware Secretary of State on September 27, 1996
          (incorporated by reference to Form S-8, File No. 33-15665, filed with the Commission on November 6, 1996).

4.6*      Certificate of Designations of Series C Convertible Preferred
          Stock filed with the Delaware Secretary of State on November 7, 1997.

4.7*      Certificate of Designations of Series E Convertible Redeemable
          Preferred Stock filed with the Delaware Secretary of State on April 28, 1998.

4.8*      Certificate of Amendment to Certificate of Designations of
          Series E Convertible Redeemable Preferred Stock filed with the Delaware Secretary of State on April 30, 1998.

5*        Opinion of Wood, Exall & Bonnet, L.L.P., counsel to registrant.

23.1* Consent of Grant Thornton LLP, independent certified public accountants.

23.2*     Consent of Wood, Exall & Bonnet, L.L.P. (included as part of
          Exhibit 5).

24*       Power of Attorney is included on the signature pages of this registration statement.
____________________
*    Filed herewith.

ITEM 9.  UNDERTAKINGS.

     A.  The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:(i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; or (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 20, 1998:

                              CITADEL TECHNOLOGY, INC.


                              By:   /s/ Steven Solomon
                                    -----------------------------------------
                                    Steven Solomon
                                    Chief Executive Officer and President
                                    (Principal Executive Officer)


                              By:   /s/ Richard L. Travis, Jr.
                                    -----------------------------------------
                                    Richard L. Travis, Jr.
                                    Chief Financial and Operating Officer
                                    (Principal Financial and Accounting Officer)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven B. Solomon and Richard L. Travis, Jr., or either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                      CAPACITY                       DATE
      ---------                      --------                       ----

/s/ Victor K. Kiam, II
------------------------     Chairman of the Board of           May 11, 1998
Victor K. Kiam, II           Directors

/s/ Steven B. Solomon
------------------------     Chief Executive Officer,           May 20, 1998
Steven B. Solomon            President & Director
                             (Principal Executive
                             Officer)

/s/ Richard L. Travis, Jr.
------------------------     Chief Financial and Operating      May 20, 1998
Richard L. Travis, Jr.       Officer, Secretary & Director
                             (Principal Financial and
                             Accounting Officer)

/s/ Kenneth Johnsen
-------------------------
Kenneth Johnsen              Director                           May 20, 1998


-------------------------
Mark Rogers                  Director

/s/ Chris Economou
-------------------------
Chris Economou               Director                           May 20, 1998

/s/ Axel Sawallich
-------------------------
Axel Sawallich               Director                           May 20, 1998


-------------------------
Gilbert Gertner              Director

                                 EXHIBIT INDEX

                                                                    Sequential
  Exhibit                                                              Page
   Number                  Document Description                       Number
   ------                  --------------------                       ------
    4.1      Certificate of Incorporation, as amended (incorporated by reference to Annual Report on Form 10-KSB for the fiscal year ended
             February 28, 1997).

    4.2* Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on February 27, 1998.

    4.3 Bylaws (incorporated by reference to Registration Statement on Form S-1, File No. 33-25462, filed with the Commission on November 10, 1988).

    4.4      Certificate of Designations of Series A Convertible Preferred
             Stock filed with the Delaware Secretary of State on July 16, 1996
             (incorporated by reference to Form 10-QSB for the quarter ended
             May 31, 1996).

    4.5      Certificate of Designations of Series B Convertible Preferred
             Stock filed with the Delaware Secretary of State on September 27,
             1996 (incorporated by reference to Form S-8, File No. 33-15665, filed with the Commission on November 6, 1996).

    4.6*     Certificate of Designations of Series C Convertible Preferred
             Stock filed with the Delaware Secretary of State on November 7,
             1997.

    4.7*     Certificate of Designations of Series E Convertible Redeemable
             Preferred Stock filed with the Delaware Secretary of State on April 28, 1998.

    4.8*     Certificate of Amendment to Certificate of Designations of
             Series E Convertible Redeemable Preferred Stock filed with the Delaware Secretary of State on April 30, 1998.

    5*       Opinion of Wood, Exall & Bonnet, L.L.P., counsel to registrant.

    23.1* Consent of Grant Thornton LLP, independent certified public accountants.

    23.2*    Consent of Wood, Exall & Bonnet, L.L.P. (included as part of
             Exhibit 5).

    24* Power of Attorney is included on the signature pages of this registration statement.

____________________
*    Filed herewith.